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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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          Date of Report (Date of earliest event reported): May 4, 2004


                                 NCO GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


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
            Pennsylvania                      0-21639                    23-2858652
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  (State or other jurisdiction of     (Commission File Number)        (I.R.S. Employer
   incorporation or organization)                                  Identification Number)
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                507 Prudential Road, Horsham, Pennsylvania 19044
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (215) 441-3000
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Item 7.   Financial Statements and Exhibits.

          (a)   Financial Statements of Businesses Acquired

          Not Applicable

          (b)  Pro Forma Financial Information

          Not Applicable

          (c)  Exhibits

          The following exhibits are furnished with this Report on Form 8-K:

Number         Title
------         -----

99.1          Transcript of NCO Group, Inc. conference call on
              May 4, 2004.

Item 9.  Regulation FD Disclosure.

Item 12.  Results of Operations and Financial Condition.

         On May 4, 2004, NCO Group, Inc. hosted an investor conference call to discuss items in the May 3, 2004, press release in more detail and to allow the investment community an opportunity to ask questions. A copy of the transcript from the conference call appears as Exhibit 99.1 to this Report and is incorporated herein by reference.

         The Company disclaims any obligation to update the information in this Report as a result of new information, future events, or otherwise.














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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NCO GROUP, INC.

                                    By:  Steven L. Winokur
                                         ------------------------------------
                                         Executive Vice President of Finance,
                                         Chief Financial Officer, and
                                         Chief Operating Officer
                                         of Shared Services

Date: May 19, 2004

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